UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2007
                                                           -------------

                            DSA Financial Corporation
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         0-50864                20-1661802
----------------------------        ------------------           ----------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


118 Walnut Street, Lawrenceburg, Indiana                              47025
----------------------------------------                              -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (812) 537-0840
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change in Registrant's Certifying Accountant
             --------------------------------------------

     On June 28, 2007, the Audit Committee of DSA Financial Corporation (the "Registrant") dismissed Grant Thornton LLP as the Registrant's principal accountants.

     The audit reports of Grant Thornton LLP on the consolidated financial statements of the Registrant as of and for the years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended June 30, 2006 and 2005 and the subsequent interim period through June 28, 2007, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make reference in connection with its opinion to the subject matter.

     The Registrant requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Grant Thornton LLP agreed with the above statements. A copy of Grant Thornton LLP's letter to the SEC dated July 3, 2007 is filed as an Exhibit to this Current Report on Form 8-K.


         Exhibit No.          Description
         ----------           ------------
             16               Letter regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            DSA FINANCIAL CORPORATION



DATE: July 3, 2007                    By:  /s/ Edward L. Fischer
                                           ---------------------------------
                                           Edward L. Fischer
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

      Exhibit No.                      Description
      ----------                       -----------
         16                   Letter regarding change in certifying accountant